UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2024

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware		001-36609	36-2723087
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street			60603
Chicago,	Illinois		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.66 2/3 Par Value	NTRS	The NASDAQ Stock Market LLC
Depositary Shares, each representing 1/1,000th interest in a share of Series E Non-Cumulative Perpetual Preferred Stock	NTRSO	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a)-(b) The 2024 annual meeting of stockholders (the “2024 Annual Meeting”) of Northern Trust Corporation (the “Corporation”) was held on April 16, 2024, in Chicago, Illinois for the purposes of: (i) electing 11 directors to serve on the Board of Directors until the 2025 annual meeting or their successors are elected and qualified; (ii) approving, by an advisory vote, 2023 named executive officer compensation; and (iii) ratifying the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2024 fiscal year. Stockholders representing 187,173,557 shares, or 91.74% of the Corporation’s common stock as of the February 26, 2024 record date, voted in person or by proxy. Final voting results are as follows.

Election of Directors
All 11 nominees for director named in the proxy statement for the 2024 Annual Meeting were elected by the votes set forth in the table below.

Nominee	For	Against	Abstentions	Broker Non-Votes
Linda Walker Bynoe	153,101,508	22,299,035	285,432	11,487,582
Susan Crown	168,246,260	7,224,713	215,002	11,487,582
Dean M. Harrison	172,794,918	2,663,433	227,624	11,487,582
Jay L. Henderson	157,784,189	17,674,473	227,313	11,487,582
Marcy S. Klevorn	173,064,889	2,359,525	261,561	11,487,582
Siddharth N. (Bobby) Mehta	172,786,374	2,618,684	280,917	11,487,582
Michael G. O’Grady	165,992,383	8,786,933	906,659	11,487,582
Martin P. Slark	169,077,611	6,390,858	217,506	11,487,582
David H. B. Smith, Jr.	169,019,096	6,454,519	212,360	11,487,582
Donald Thompson	170,951,297	4,463,967	270,711	11,487,582
Charles A. Tribbett III	163,617,118	11,848,978	219,879	11,487,582

Approval of 2023 Named Executive Officer Compensation
The 2023 named executive officer compensation was approved, on an advisory basis, by the votes set forth in the table below

For	Against	Abstentions	Broker Non-Votes
166,292,990	9,010,669	382,316	11,487,582

Ratification of Appointment of KPMG LLP
The appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2024 fiscal year was ratified by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
180,888,622	6,170,375	114,560	—

Consideration of Stockholder Proposal to Ascertain Voting Preferences
The stockholder proposal to ascertain voting preferences was defeated by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
10,383,014	162,062,870	3,240,091	11,487,582

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION

Date:	April 19, 2024	By:	/s/ Brad A. Kopetsky
Brad A. Kopetsky
Executive Vice President, Deputy General Counsel and Corporate Secretary